                           OPPENHEIMER CORE BOND FUND/VA
            Share Certificate for Non-Service Shares(8-1/2" x 11")

I.    FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
      --------------------
      x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                             (upper  right  corner)  [share  certificate  no.]
XX-000000
                             (upper right box,  NON-SERVICE SHARES below cert.
no.)
                             (centered below boxes)

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                        A MASSACHUSETTSBUSINESS TRUST
                    SERIES: OPPENHEIMER CORE BOND FUND/VA

(at left) THIS IS TO CERTIFY THAT         (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP 683811202

(at left) is the owner of

       (centered) FULLY PAID NON-SERVICE SHARES OF BENEFICIAL INTEREST

                        OPPENHEIMER CORE BOND FUND/VA
                        -----------------------------

      a series of OPPENHEIMER  VARIABLE ACCOUNT FUNDS (hereinafter  called the
      "Fund"),  transferable  only on the  books  of the  Fund  By the  holder hereof in person or by duly authorized attorney,  upon surrender of this
      certificate   properly   endorsed.   This  certificate  and  the  shares
      represented  hereby are  issued and shall be held  subject to all of the provisions of the  Declaration  of Trust of the Fund to all of which the holder by  acceptance  hereof  assents.  This  certificate  is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                         Dated:      (at right of seal)

(signature)                               (signature)

/s/ Brian W. Wixted                             /s/ Robert G. Zack
-----------------------                   -------------------
TREASURER                                 VICE PRESIDENT & SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                         COMMONWEALTHOF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________ Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________    Non-Service    Shares   of
beneficial  interest  represented  by the  within  certificate,  and do hereby irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said  shares on the  books of the  within  named  Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:    _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY